File No. 2-42352
                                                               File No. 811-2239

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant        [X]

Check the appropriate box:

[ ]   Preliminary proxy statements                [ ]    Confidential, for Use
                                                         of the Commission
                                                         Only (as permitted by
                                                         Rule 14a-6(e)(2))

[X]   Definitive proxy statement

[ ]   Definitive additional materials

[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Pioneer Interest Shares
                 (Name of Registrant as Specified in Its Charter


                             Pioneer Interest Shares
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rule  0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2) or
Item 22(a)(2).

                         PIONEER INTEREST SHARES, INC.
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-241-6580


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 20, 1996

    The Annual Meeting of Shareholders (the "Meeting") of Pioneer Interest Shares, Inc. (the "Fund") will be held at the offices of Hale and Dorr, counsel to the Fund, at 60 State Street, 26th floor, Boston, Massachusetts 02109 on Thursday, June 20, 1996 at 2:00 p.m. (Boston time) to consider and act upon the following proposals:

    1. To elect the Directors named in the attached Proxy Statement to serve on the Fund's Board of Directors until their successors have been duly elected and qualified;

    2. To approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized as a Delaware business trust;

    3. To ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996; and

    4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    Shareholders of record as of the close of business on May 3, 1996 are entitled to vote at the Meeting or any adjournment thereof.

                               By Order of the Board of Directors,

                               Joseph P. Barri, Secretary


Boston, Massachusetts
May 13, 1996


                                 --------

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                                                       0596-3248

                          PIONEER INTEREST SHARES, INC.
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-241-6580


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                        OF PIONEER INTEREST SHARES, INC.
                           TO BE HELD ON JUNE 20, 1996

                                  INTRODUCTION

    This Proxy  Statement  is  furnished  to  shareholders  of Pioneer  Interest
Shares, Inc., a Nebraska corporation (the "Fund"), in connection with the solicitation of proxies by the Fund's Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of Hale and Dorr, counsel to the Fund, at 60 State Street, 26th floor, Boston, Massachusetts 02109 on Thursday, June 20, 1996 at 2:00 p.m. (Boston time) and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.


    The attached Notice, this Proxy Statement (the "Proxy Statement") and the enclosed proxy card are being mailed to shareholders on or after May 13, 1996. THE FUND'S ANNUAL REPORT FOR ITS FISCAL PERIOD ENDED DECEMBER 31, 1995 MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUND AT ITS EXECUTIVE OFFICES, 60 STATE STREET, BOSTON, MASSACHUSETTS 02109 OR BY CALLING 1-800-225-6292.

    Shareholders of record as of the close of business on May 3, 1996 (the "Record Date") are entitled to vote on all business of the Meeting or any adjournments thereof. As of the Record Date, 7,332,922 shares of Common Stock of the Fund were outstanding. To the knowledge of the management of the Fund, no person beneficially owned more than 5% of the outstanding shares of the Fund as of April 30, 1996, except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 4,017,133 (55%) shares of Common Stock as nominee.

                                   PROPOSAL 1.

                         ELECTION OF BOARD OF DIRECTORS

    The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) FOR the election of the eight (8) nominees named below as Directors of the Fund. All of the nominees currently serve as Directors.

    Each Director will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named herein and indicated his or her willingness to serve if elected. In addition, if Proposal 2 regarding the reorganization of the Fund as a Delaware business trust is approved by shareholders, the election of Directors of the Fund shall also be deemed to constitute election as Trustees of the Successor Fund (as defined in Proposal 2). If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for such other person as shall be designated by the Board of Directors.


    The following table sets forth each nominee's position(s) with the Fund, age, address, principal occupation or employment during the past five years and directorships, and indicates the date on which he or she first became a Director of the Fund. The table also shows the number of shares of Common Stock of the Fund beneficially owned by each nominee, directly or indirectly, on May 10, 1996.

                                                                                                   SHARES OF THE COMMON
                                                                                                     STOCK OF THE FUND
                                                                                                  BENEFICIALLY OWNED AND
          NAME, AGE,                       PRINCIPAL OCCUPATION                          FIRST      PERCENTAGE OF TOTAL
     POSITION(S) WITH THE                      OR EMPLOYMENT                           BECAME A    SHARES OUTSTANDING ON
       FUND AND ADDRESS                     AND DIRECTORSHIPS(1)                       DIRECTOR       MAY 10, 1996(2)
JOHN F. COGAN, JR., 69*           President,   Chief   Executive  Officer  and a         1993              1,000
  Chairman of the Board,           Director   of   The   Pioneer  Group, Inc., a                           (0.0)%
  President and Director           public   company   ("PGI");   Chairman  and a
  60 State Street                  Director     of    Pioneering      Management
  Boston, MA 02109                 Corporation      ("PMC"),    Pioneer    Funds
                                   Distributor,     Inc.     ("PFD"),    Pioneer
                                   Goldfields   Limited  ("PGL")  and  Teberebie
                                   Goldfields  Limited;  Director of  Pioneering
                                   Services Corporation ("PSC"), Pioneer Capital
                                   Corporation  ("PCC")  and  Forest-  Starma (a
                                   Russian timber joint venture);  President and
                                   Director   of   Pioneer   Plans   Corporation
                                   ("PPC"),   Pioneer   Investment   Corporation
                                   ("PIC"), Pioneer Metals and Technology,  Inc.
                                   ("PMT"),  Pioneer First Russia, Inc., Pioneer
                                   Omega,   Inc.   and   Pioneer   International
                                   Corporation  ("P.Intl.");   Chairman  of  the
                                   Supervisory  Board of Pioneer Fonds Marketing
                                   GmbH   ("Pioneer   GmbH");   Member   of  the
                                   Supervisory  Board of  Pioneer  First  Polish
                                   Trust Fund Joint Stock Company, S.A. ("PFPT")
                                   and Pioneer Czech Investment  Company,  A.S.;
                                   and  Partner,  Hale and Dorr  (Counsel to the
                                   Fund)

                                                                                                   SHARES OF THE COMMON
                                                                                                     STOCK OF THE FUND
                                                                                                  BENEFICIALLY OWNED AND
          NAME, AGE,                       PRINCIPAL OCCUPATION                          FIRST      PERCENTAGE OF TOTAL
     POSITION(S) WITH THE                      OR EMPLOYMENT                           BECAME A    SHARES OUTSTANDING ON
       FUND AND ADDRESS                     AND DIRECTORSHIPS(1)                       DIRECTOR       MAY 10, 1996(2)

RICHARD H. EGDAHL, M.D., 69       Professor  of  Management,  Boston  University         1993               -0-
  Director                         School  of  Management;  Professor  of Public
  Boston University                Health,  Boston  University  School of Public
  Health Policy Institute          Health;   Professor    of   Surgery,   Boston
  53 Bay State Road                University   School  of   Medicine; Director,
  Boston, MA 02115                 Boston  University  Health  Policy  Institute
                                   and University Medical Center; Executive Vice
                                   President  and Vice  Chairman  of the  Board,
                                   University Hospital;  Academic Vice President
                                   for  Health   Affairs,   Boston   University;
                                   Director,    Essex   Investment    Management
                                   Company, Inc., an investment adviser,  Health
                                   Payment   Review,   Inc.,   a   health   care
                                   containment  software firm,  Mediplex  Group,
                                   Inc., a nursing care  facilities  firm,  Peer
                                   Review   Analysis,   Inc.,   a  health   care
                                   utilization  management  firm,  and Springer-
                                   Verlag  New  York,  Inc.,  a  publisher;  and
                                   Honorary  Director,   Franciscan   Children's
                                   Hospital

MARGARET B.W. GRAHAM, 48          Founding   Director,   Winthrop   Group, Inc.,         1993               -0-
  Director                         a   consulting  firm,  since  1982;   Manager
  The Keep                         of  Research   Operations,  Xerox  Palo  Alto
  P.O. Box 110                     Research   Center,   between   1991 and 1994;
  Little Deer Isle,                Professor   of   Operations   Management  and
  ME 04650                         Management of Technology,  Boston  University
                                   School of Management, between 1989 and 1993


JOHN W. KENDRICK, 78              Professor Emeritus of Economics, George                1993               300
  Director                         Washington University; and Economic                                     (0.0)%
  6363 Waterway Dr.                Consultant and Director, American
  Falls Church, VA 22044           Productivity and Quality Center

MARGUERITE A. PIRET, 47           President, Newbury, Piret & Company, Inc.,             1993               100
  Director                         a merchant banking firm                                                 (0.0)%
  One Boston Place
  Suite 2635
  Boston, MA 02108

                                                                                                   SHARES OF THE COMMON
                                                                                                     STOCK OF THE FUND
                                                                                                  BENEFICIALLY OWNED AND
          NAME, AGE,                       PRINCIPAL OCCUPATION                          FIRST      PERCENTAGE OF TOTAL
     POSITION(S) WITH THE                      OR EMPLOYMENT                           BECAME A    SHARES OUTSTANDING ON
       FUND AND ADDRESS                     AND DIRECTORSHIPS(1)                       DIRECTOR       MAY 10, 1996(2)
DAVID D. TRIPPLE, 52*             Director and Executive Vice President of               1993              100
  Executive Vice President         PGI; President, Chief Investment Officer                               (0.0)%
  and Director                     and a Director of PMC; Director of PFD,
  60 State Street                  PCC, Pioneer SBIC Corporation, Pioneer
  Boston, MA 02109                 First Russia, Inc., Pioneer Omega, Inc.,
                                   P. Intl. and PIC; and Member of the
                                   Supervisory Board of PFPT

STEPHEN K. WEST, 67               Partner, Sullivan & Cromwell, a law firm               1993              300
  Director                                                                                                (0.0)%
  125 Broad Street
  New York, NY 10004


JOHN WINTHROP, 59                 President, John Winthrop & Co., a private              1993              101
  Director                         investment firm; Director of NUI Corp.;                                (0.0)%
  One North Adgers Wharf           and Trustee of Alliance Capital Reserve,
  Charleston, SC 29401             Alliance Government Reserve and Alliance
                                   Tax Exempt Reserve

* Messrs. Cogan and Tripple are "interested persons" of the Fund and PMC within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").


(1) Each nominee also serves as a trustee for each of the 21 open-end investment companies (mutual funds) in the Pioneer Family of Mutual Funds and for each of the eight portfolios of the Pioneer Variable Contracts Trust (except
    Messrs. Kendrick and Winthrop and Ms. Graham who do not serve as Trustees for Pioneer Variable Contracts Trust). Each Director was elected by the shareholders of the Fund in 1995.


(2) As of April 30, 1996, the Directors and officers of the Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Fund's outstanding shares.

    Ms. Piret, Mr. West and Mr. Winthrop serve on the Audit Committee of the Board of Directors. The functions of the Audit Committee include recommending independent auditors to the Directors, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Directors. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the Nominating Committee of the Board of Directors. The primary responsibility of the Nominating Committee is the selection and nomination of candidates to serve as independent directors. The Nominating Committee will also consider nominees recommended by shareholders to serve as Directors provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    During the fiscal year ended December 31, 1995, the Board of Directors held twelve meetings, the Audit Committee held eight meetings and the Nominating Committee did not meet. All of the current Directors and Committee Members then serving attended at least 75% of the meetings of the Board of Directors or applicable committee, if any, held during the fiscal year ended December 31, 1995.

OTHER EXECUTIVE OFFICERS

    In addition to Messrs. Cogan and Tripple, who serve as executive officers of the Fund, the following table provides information with respect to the other executive officers of the Fund. Each executive officer is elected by the Board of Directors and serves until his successor is chosen and qualified or until his resignation or removal by the Board. The business address of all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

       NAME, AGE AND
   POSITION WITH THE FUND                        PRINCIPAL OCCUPATION(S)

WILLIAM H. KEOUGH, 59,                   Senior Vice President, Chief Financial
  Treasurer                               Officer and Treasurer of PGI and Treasurer
                                          of PFD, PMC, PSC, PPC, Pioneer SBIC
                                          Corporation, PIC, PMT, P. Intl. and each
                                          fund in the Pioneer Family of Mutual Funds.


JOSEPH P. BARRI, 49,                     Secretary of PGI, PMC and PCC and each fund
  Secretary                               in the Pioneer Family of Mutual Funds;
                                          Clerk of PFD and PSC and Partner, Hale
                                          and Dorr (counsel to the Fund).

REMUNERATION OF DIRECTORS AND OFFICERS

    The following table provides information regarding the compensation paid by the Fund and the other investment companies in the Pioneer Family of Mutual Funds to the Directors for their services as indicated below. Compensation paid by the Fund to Messrs. Cogan and Tripple, interested persons of PMC, is reimbursed to the Fund by PMC. The Fund pays no salary or other compensation to its officers.

                                                              TOTAL COMPENSATION
                                                                FROM THE FUND
                                           AGGREGATE          AND OTHER FUNDS IN
                                         COMPENSATION         THE PIONEER FAMILY
            DIRECTOR                    FROM THE FUND+         OF MUTUAL FUNDS++

John F. Cogan, Jr.                            $500*                $11,000*
Richard H. Egdahl, M.D.                       3,614                  63,315
Margaret B.W. Graham                          3,614                  62,398
John W. Kendrick                              3,614                  62,398
Marguerite A. Piret                           3,917                  76,704
David D. Tripple                               500*                 11,000*
Stephen K. West                               3,590                  68,180
John Winthrop                                 3,825                  71,199
  Totals                                    $23,174                $426,194

* PMC fully reimbursed the Fund and the other funds in the Pioneer Family of Mutual Funds for compensation paid to Messrs. Cogan and Tripple.

+   For the fiscal year ended December 31, 1995.

++  For the calendar year ended December 31, 1995.

INVESTMENT ADVISER

    PMC, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Fund.


    PMC is a wholly owned subsidiary of PGI. As of April 30, 1996, Mr. Cogan beneficially owned 3,588,741 shares (14.20%) of the outstanding Common Stock of PGI. Mr. Cogan's beneficial holdings included 696,386 shares held in trusts with respect to which Mr. Cogan may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which Mr. Cogan has the right to acquire under outstanding options within sixty days of April 30, 1996. At such date, Robert L. Butler and David D. Tripple, PMC's other directors, each owned beneficially less than 2% of the outstanding Common Stock of PGI. As of April 30, 1996, officers and directors of PMC and Directors and officers of the Fund beneficially owned an aggregate of 4,432,581 shares of Common Stock of PGI, approximately 17.56% of the outstanding Common Stock of PGI. During PGI's fiscal year ended March 31, 1996, there were no transactions in PGI Common Stock by any officer, Director or nominee for election as Director of the Fund, PMC and/or PFD in an amount equal to or exceeding 1% of the outstanding Common Stock of PGI.


REQUIRED VOTE

    In accordance with the Fund's Articles of Incorporation, the vote of a plurality of all of the shares of the Fund voted at the Meeting is sufficient to elect the nominees.

                                   PROPOSAL 2.

               APPROVAL OF AN AGREEMENT AND PLAN PROVIDING FOR THE
             REORGANIZATION OF THE FUND FROM A NEBRASKA CORPORATION
                    TO A SERIES OF A DELAWARE BUSINESS TRUST

GENERAL


    At a meeting of the Board of Directors of the Fund held on March 5, 1996, the Directors that were present at the meeting unanimously approved, subject to the approval of shareholders of the Fund, an Agreement and Plan of Reorganization (the "Plan of Reorganization") in the form attached to this Proxy Statement as Exhibit A. The Plan of Reorganization provides for the reorganization (the "Reorganization") of the Fund from a Nebraska corporation to a series of a Delaware business trust.

    The Reorganization will entail creating a Delaware business trust (the "Delaware Trust" or the "Successor Fund"). Following the Reorganization, the Successor Fund will carry on the business of the Fund. The Successor Fund will have investment objectives, policies and restrictions that are identical to the investment objectives, policies and restrictions applicable to the Fund. The shares of the Successor Fund, like those of the Fund, will be listed on the New York Stock Exchange (the "Exchange"). The Successor Fund will also enter into an Investment Management Contract and other service agreements which provide the same services on the same terms as the agreements currently applicable to the Fund. Shareholders should be aware that there may be deemed to occur a momentary inconsistency with certain of the Fund's policies and restrictions (such as restrictions on investments in any one issuer and investments in other investment companies) during the Reorganization. The principal differences between a Delaware business trust and a Nebraska corporation as forms of organization are discussed below under the caption "Comparison of Nebraska Corporations and Delaware Business Trusts."


    Approval of the Reorganization also constitutes approval of the dissolution of the Fund in accordance with Nebraska law.

    Following the Reorganization, PMC, the Fund's investment adviser, will serve as investment adviser for the Successor Fund under an Investment Management Contract substantially identical to the Fund's existing Investment Management Contract.

REASONS FOR THE PROPOSED REORGANIZATION


    The Fund is organized as a Nebraska corporation. The Directors of the Fund that were present at their March 5, 1996 meeting unanimously voted to recommend reorganization of the Fund into a Delaware business trust which will succeed to the business of the Fund. The Directors have determined that a Delaware business trust affords advantages to the operations of the Fund greater than those currently available under Nebraska law. See "Comparison of Nebraska Corporations and Delaware Business Trusts."


    In making their determination in favor of reorganizing the Fund, the Directors considered the fact that, as discussed under "Comparison of Nebraska Corporations and Delaware Business Trusts," certain actions by Delaware business trusts either do not require shareholder approval when such approval would be required under Nebraska law or require approval by a lower percentage of the outstanding shares of the Fund than is required by Nebraska law. For example, if the Successor Fund were to enter into a transaction identical to the Reorganization, such transaction could, under certain circumstances, be accomplished by the Board of Directors without the need for shareholder approval and would, in any event, require the approval of only a majority of the Successor Fund's shareholders compared to two-thirds of the outstanding shares of the Fund.


    The Directors also considered the fact that a Delaware business trust offers greater operational flexibility than a Nebraska corporation. See "Comparison of Nebraska Corporations and Delaware Business Trusts." For example, the Fund's Articles of Incorporation currently permit the Fund to issue only a single series of its Common Stock representing interests in a single portfolio of securities. Under the

Delaware Trust's Declaration of Trust, the Delaware Trust would be authorized to offer different classes of its shares and series thereof, including various types of preferred shares. At times, a closed-end investment company may desire to issue such preferred shares to attempt to increase its rate of return to common shareholders. This would occur if the proceeds from any preferred share offering are invested in investments that pay a higher return than the sum of the dividend rate of the preferred shares and the expenses associated with such shares. While the Delaware Trust has no current plans to offer any class or series of its shares other than the shares corresponding to those of the Fund, it may do so in the future.


    The Directors believe that the Delaware business trust form of organization will enable the Successor Fund to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. For example, Delaware law authorizes electronic or telephonic communications between shareholders and the Delaware business trust. The Directors hope to take advantage of this provision to improve shareholder voting procedures and reduce associated costs.

BOARD OF DIRECTORS' RECOMMENDATION


    After considering the matters discussed above and other matters deemed to be relevant, the Directors determined that the Reorganization (i) is in the best interest of the Fund and (ii) will not result in dilution of the interests of the shareholders of the Fund. The Directors present at their March 5, 1996 meeting unanimously voted to recommend to the shareholders of the Fund that they approve the Reorganization.

    Approval of the Plan of Reorganization requires the affirmative vote of two-thirds of the outstanding shares of the Fund's Common Stock.

    THE DIRECTORS RECOMMEND THAT SHAREHOLDERS OF THE FUND APPROVE THE PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A NEBRASKA CORPORATION TO A SERIES OF A DELAWARE BUSINESS TRUST.


SUMMARY OF THE PLAN OF REORGANIZATION

    The following discussion summarizes certain terms of the Plan of Reorganization. The summary of the Plan of Reorganization is qualified in its entirety by the provisions of the form of Plan of Reorganization, which is attached to this Proxy Statement as Exhibit A.

    In order to accomplish the Reorganization, the Delaware Trust will be formed pursuant to a Declaration of Trust. On the closing date of the Reorganization (the "Closing Date"), the Fund will transfer all of its assets to the Successor Fund in exchange for the assumption by the Successor Fund of all the liabilities of the Fund and the issuance to the Fund of shares of beneficial interest of the Successor Fund ("Successor Fund shares") equal to the value (as determined by using the procedures set forth in the Fund's current prospectus) on the date of the exchange of the Fund's net assets. The Fund, as a sole shareholder of the Successor Fund, will vote on certain matters discussed below. Immediately thereafter, the Fund will liquidate and distribute Successor Fund shares to each shareholder pro rata in proportion to such shareholder's beneficial interest in the Fund in exchange for his or her shares of the Fund. After this distribution of Successor Fund shares, the Fund will, as soon as practicable thereafter, be dissolved in accordance with Nebraska law. A confirmation will be mailed to each shareholder informing him or her of the number of Successor Fund shares registered to such shareholder's account. Certificates evidencing full or fractional Successor Fund shares will not be issued. Upon completion of the Reorganization, each shareholder will be the owner of full and fractional Successor Fund shares equal in number and aggregate net asset value to his or her shares of the Fund as of the date of the exchange.


    As described above, the Plan of Reorganization authorizes the Fund, as the then sole shareholder of the Delaware Trust (i) to elect as Trustees of the Delaware Trust the persons who currently serve as Directors of the Fund; (ii) to ratify the selection of the independent accountants; and (iii) to approve an Investment Management Contract for the Successor Fund. With respect to items (i) and (ii) the Fund will vote in accordance with shareholder voting at the Meeting on Proposals 1 and 3 of this Proxy Statement.


    The newly elected Trustees will hold office without limit in time except that (i) any Trustee may resign; (ii) any Trustee may be removed by written instrument signed by at least a majority of the number of Trustees prior to removal; and (iii) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Delaware Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders.


    Assuming  the  Plan  of   Reorganization   is  approved,   it  is  currently
contemplated that the Reorganization will become effective on July 1, 1996.


    If, at any time prior to the closing of the Reorganization, the Directors determine that it would not be in the best interest of the Fund or the shareholders to proceed with the Reorganization, the Reorganization will not go forward, notwithstanding the approval of the Reorganization by the shareholders at the Meeting. The obligations of the Delaware Trust and the Fund under the Plan of Reorganization are subject to various conditions as stated therein. In order to provide against unforeseen events, the Plan of Reorganization may be terminated or amended at any time prior to Reorganization by action of the Directors of the Fund or the Trustees of the Delaware Trust, if (i) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Reorganization or (ii) it reasonably appears that a party cannot meet a condition of the Plan of Reorganization. The Fund and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of shareholders of the Fund.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND SERVICES

    The Delaware Trust's transfer agent, Pioneering Services Corporation, will establish accounts for all shareholders of the Fund containing the appropriate number of Successor Fund shares to be received by that shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund for each shareholder.

NEW YORK STOCK EXCHANGE LISTING


    Under the Plan of Reorganization, the Delaware Trust will apply for listing of the Successor Fund's shares on the Exchange. It is a condition to the consummation of the Reorganization that such application for listing be accepted by the Exchange. There is no reason to believe that the application for listing will not be accepted. However, the timing of approval of listing could nevertheless delay the closing of the Reorganization beyond the currently expected date. In the unlikely event that the Reorganization is not consummated because the listing of Successor Fund shares is not approved, the Fund will continue its current operations uninterrupted.


APPRAISAL RIGHTS


    Under Nebraska law, shareholders of a corporation engaging in a transaction such as the Reorganization are entitled to appraisal rights pursuant to which a dissenting shareholder can receive the court determined fair value for his shares rather than the consideration to be given in the Reorganization. The Fund determines its net asset value daily, which it believes reflects the fair value of its assets, and is not permitted under the 1940 Act to enter into transactions for its shares except at a price based upon its net asset value. The staff of the Securities and Exchange Commission (the "SEC") has taken the position that in a transaction such as the Reorganization state appraisal rights are inconsistent with Rule 22c-1 under the 1940 Act and, therefore, are preempted by federal law and not available to the Fund's shareholders. Consequently, dissenting Fund shareholders will not have appraisal rights in connection with the Reorganization.


EXPENSES OF THE REORGANIZATION

    The Fund will bear its expenses associated with the transactions contemplated by the Plan of Reorganization. In the event that the Reorganization is successfully completed, such expenses will be assumed by the Successor Fund. It is presently estimated that the expenses of the Reorganization will be approximately $10,000.

TAX CONSEQUENCES OF THE REORGANIZATION


    It is a condition to the consummation of the Reorganization that the Fund and the Delaware Trust receive on or before the Closing Date an opinion from counsel, Hale and Dorr, substantially to the effect that, among other things, for federal income tax purposes the transactions contemplated by the Plan of Reorganization will constitute a reorganization and that no gain or loss will be recognized for federal income tax purposes by the Fund or the shareholders of the Fund upon (1) the transfer of all of the Fund's assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of the Fund's liabilities or (2) the distribution by the Fund of the Successor Fund shares, in liquidation of the Fund, to the shareholders in exchange for their shares of the Fund. The opinion will further state, among other things, that (i) the federal tax basis of the Successor Fund shares to be received by shareholders of the Fund will be the same as the federal tax basis of the shares of the Fund surrendered in exchange therefor and (ii) each shareholder's federal tax holding period for his or her Successor Fund shares will include such shareholder's holding period for the shares of the Fund surrendered in exchange therefor, provided that such shares of the Fund were held as capital assets on the date of the exchange.


DESCRIPTION OF CERTAIN PROVISIONS OF THE DECLARATION OF TRUST

    The following is a summary of certain provisions of the Delaware Trust's Declaration of Trust.

    Classes and Series. As discussed above, the Declaration of Trust would permit the Delaware Trust to issue additional classes of its shares and series thereof with different dividend, liquidation and certain other rights. As also discussed above, preferred shares are at times issued by closed-end investment companies for the purpose of attempting to increase the return on common shares. This may be accomplished if the proceeds from a preferred shares offering are invested in instruments which pay a higher return than the dividends that must be paid to preferred shareholders plus the expenses associated with preferred shares. The use of preferred shares in this manner constitutes investment "leverage" and involves certain risks, including the risk that preferred share dividend requirements and expenses will exceed the return of the invested proceeds from a preferred shares offering thereby lowering the return on common shares. In addition, preferred shares typically have liquidation rights that would entitle preferred shareholders to have their investment paid back in full before any payments are made to common shareholders in the event of bankruptcy, insolvency or similar occurrence. Preferred shareholders typically also have certain preferential voting rights, including the ability to elect a certain percentage of Trustees apart from common shareholders. The Successor Fund has no current intention in the current fiscal year to issue any class or series of shares other than the shares corresponding to those of the Fund.

    Limitations on Derivative Actions. In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Delaware Trust may bring a derivative action on behalf of the Delaware Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Delaware Trust, or 10% of the outstanding shares of the class or series of which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Delaware Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.


    Shareholder Meetings and Voting Rights. The Delaware Trust is not required by the Declaration of Trust to hold annual meetings of shareholders but intends to continue to do so as a condition to the listing of the Successor Fund's shares on the Exchange. Each share of the Delaware Trust shall be entitled to one vote on all matters presented to shareholders including the election of Trustees. Unlike the Fund, shareholders of the Delaware Trust do not have cumulative voting rights in connection with the election of Trustees. Meetings of shareholders of the Delaware Trust, or any class or series thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Delaware Trust shall only have the right to vote with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees shall determine or shall be required by law.


    Indemnification. The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Delaware Trust provided that no such indemnification shall be provided to any person who is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence and reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware Trust.

    The Declaration of Trust provides that if any shareholder or former shareholder shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Delaware Trust to be held harmless from and indemnified against all loss and expense arising from such liability. The Delaware Trust shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Delaware Trust and satisfy any judgment thereon from the assets of the Delaware Trust.

    Termination. The Declaration of Trust would permit termination of the Delaware Trust or of any class or series of the Delaware Trust (i) by a majority of the shareholders at a meeting of shareholders of the Delaware Trust, class or series; (ii) by a majority of the Trustees if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Delaware Trust, class or series to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing it or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on its business or operations. Dissolution of the Fund requires the approval of two-thirds of the outstanding shares of Common Stock of the Fund.


    Merger, Consolidation, Sale of Assets, Etc. The Declaration of Trust would specifically permit the Delaware Trust to merge or consolidate with any other entity so long as the surviving entity is either the Delaware Trust or another investment company. The Delaware Trust may also sell, lease or exchange all or substantially all of the property belonging to the Delaware Trust upon the approval of a majority of the outstanding shares, either at a meeting of shareholders or by written consent. A merger, consolidation or sale of assets of the Fund requires the approval of two-thirds of the outstanding shares of Common Stock of the Fund.


    Conversion. The Declaration of Trust would permit the Trustees, subject to approval by holders of a majority of the Delaware Trust's outstanding shares, to convert the Delaware Trust into an open-end investment company and to adopt corresponding amendments to the Declaration of Trust. Open-end investment companies, unlike closed-end companies, make a continuous offering of their shares. The shares of open-end companies do not trade on an exchange and rarely have an active secondary market. Instead, shares are purchased directly from the company and often through a distribution network at a price based on their net asset value (often including a sales charge). Shares are sold by redemption with the company at net asset value (less any deferred sales charge if applicable). The Delaware Trust has no current intention in the current fiscal year of proposing to shareholders that they approve the conversion of the Delaware Trust into an open-end fund. Conversion of the Fund from a closed-end investment company to an open-end investment company requires the approval of two-thirds of the outstanding shares of Common Stock of the Fund.

    Amendments. The Declaration of Trust would permit the Trustees to amend the Declaration of Trust without a shareholder vote; provided that shareholders of the Delaware Trust shall have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) with respect to which shareholder approval is required by law; (iii) that would amend this provision of the Declaration of Trust; (iv) to be made in connection with the conversion of the Delaware Trust from a closed-end investment company to an open-end investment company and (v) with respect to any other matter that the Trustees determine to submit to shareholders.

COMPARISON OF NEBRASKA CORPORATIONS AND DELAWARE BUSINESS TRUSTS

    There are numerous differences between a corporation organized under the laws of the State of Nebraska and a business trust organized under the laws of the State of Delaware. In general, a Delaware business trust provides the board of trustees with greater flexibility in managing the affairs of a fund than is possessed by the board of directors of a Nebraska corporation. Delaware law permits a Delaware business trust's governing instrument to give trustees broad power to adapt the trust entity to changed circumstances without shareholder approval. The governing instrument may grant trustees the power to (i) amend the business trust's governing instrument to create a class, group or series of beneficial interests that was not previously outstanding (or for any other purpose), (ii) appoint trustees, (iii) merge or consolidate the business trust with another entity, (iv) dissolve the business trust or (v) sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets. While such actions may also be approved by the directors of a Nebraska corporation, the trustees' actions are either not subject to shareholder approval or are subject to approval by a lower percentage of the outstanding shares of the fund. In addition, the governing instrument may
(i) provide for classes, groups or series of trustees or shareholders, or classes, groups or series of beneficial interests, having such relative rights, powers and duties as the governing instrument may provide, (ii) provide for the establishment of designated series of trustees, shareholders or beneficial interests having separate rights, powers or duties with respect to specified property or obligations, (iii) grant or withhold voting rights to or from all or certain trustees or shareholders on any matter, (iv) establish requirements relating to shareholder meetings or any other meetings, including notice, quorum and other requirements and (v) provide for the creation of one or more business trusts and the conversion of beneficial interests in an existing business trust or series thereof into beneficial interests in a separate business trust or series thereof.


    The Fund's structure as an investment company with only a single class of securities is illustrative of the operational differences between the Fund and a Delaware business trust. The Fund's Articles of Incorporation currently permit the Fund to issue only a single series of its Common Stock representing interests in a single portfolio of securities. Under its Declaration of Trust, the Delaware Trust would be authorized to offer different classes or series of its shares.

    A Delaware business trust is not required to, although the Delaware Trust still intends to as a condition to the listing of its shares on the Exchange, hold annual meetings of shareholders and the Trustees serve for indefinite terms and appoint new trustees to fill any vacancies, subject to the requirements of the 1940 Act that a majority of the trustees be elected by shareholders. Nebraska corporations are required to hold meetings and to elect directors annually, although an investment company may amend its articles of incorporation to elect not to be subject to such requirement. Shareholders of the Fund have not approved such an amendment.

    Delaware business trusts also generally require the approval of a majority of outstanding shares to approve liquidations, reorganizations, conversions of closed- end investment companies to open-end investment companies or similar transactions or to amend the declaration of trust. In some circumstances, certain of these transactions can be consummated and the declaration of trust can be amended without shareholder action. Such corporate transactions and amendments to the articles of incorporation of a Nebraska corporation require the approval of two-thirds of the outstanding shares. While the lower voting requirement reduces the ability of shareholders of Delaware business trusts to prevent certain transactions, the higher voting requirement of Nebraska law also makes solicitations of proxies for beneficial corporate changes more difficult and expensive. As required by the 1940 Act, shareholders of an investment company organized as a Delaware business trust retain their right to vote on certain matters, including (i) changes in fundamental investment policies and limitations, (ii) ratification of the board's selection of independent public accountants, (iii) election of trustees in the event that less than a majority of the current trustees has been elected by shareholders and (iv) approval of investment advisory contracts. Shareholders of an investment company organized as a Delaware business trust also retain their right to require a shareholder meeting upon application to the board of trustees by holders of 10% or more of the shares affected by the matter to be considered at such meeting.

    A shareholder of a Nebraska corporation may bring a derivative action on behalf of such corporation provided that statutory requirements are met. Delaware law grants shareholders of a Delaware business trust the right to bring derivative actions in the Delaware Court of Chancery. However, Delaware law provides that the business trust's governing instrument may subject this right to standards and restrictions (in addition to those contained in Delaware law), including the requirement that holders of a specified percentage interest in the trust join in such an action. Therefore, it appears that a Delaware business trust may significantly curtail, or perhaps even eliminate, the power of its shareholders to bring derivative actions. See "Description of Certain Terms of the Declaration of Trust -- Limitations on Derivative Actions."

    Delaware law provides that a Delaware business trust's governing instrument may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the 1940 Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

    Delaware law provides that, except to the extent otherwise provided in the business trust's governing instrument, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's governing instrument will not subject him to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's governing instrument. The articles of incorporation of a Nebraska corporation may limit the liability of a director, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such director derives an improper direct or indirect financial benefit.

                                   PROPOSAL 3.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS


    The firm of Arthur Andersen LLP has served as the Fund's independent public accountant since 1994. Audit services during the fiscal year ending December 31, 1996 will consist of examinations of the Fund's financial statements and reviews of the Fund's filings with the SEC.


    The Board of Directors, including a majority of the non-interested Directors (as defined in the 1940 Act), has selected Arthur Andersen LLP (formerly known as Arthur Andersen & Co.) as the Fund's independent public accountants for the fiscal year ending December 31, 1996, subject to shareholder ratification at the Meeting. A representative of Arthur Andersen LLP is expected to be available at the Meeting to make a statement if he or she desires to do so and to respond to appropriate questions. Arthur Anderson LLP has advised the Fund that it has no direct or indirect financial interest in the Fund.

REQUIRED VOTE

    The ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996 requires the affirmative vote of a majority of the shares of Common Stock of the Fund, present in person or by proxy at the Meeting.

    THE  DIRECTORS  RECOMMEND  THAT  THE  SHAREHOLDERS  VOTE  IN  FAVOR  OF  THE
RATIFICATION   OF  ARTHUR  ANDERSEN  LLP  AS  THE  FUND'S   INDEPENDENT   PUBLIC
ACCOUNTANTS.

                                  OTHER MATTERS

SHAREHOLDER PROPOSALS


    Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the Fund's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the Directors' solicitation of proxies for such meeting and must comply with the requirements of Rule 14a-8 under the Exchange Act. The Fund currently expects to hold the next annual shareholders' meeting on or about June 17, 1997, which date is subject to change.

PROXIES, QUORUM AND VOTING AT THE MEETING

    Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.


    With respect to Proposal 1 (election of directors), every shareholder voting at the election of directors may combine such shareholder's votes and give one candidate a number of votes equal to the number of directors (eight) to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit. On all other matters, each share has one vote.


    A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any Proposal (unless otherwise noted in the Proxy Statement). In the event that at the time any session of the Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn such Meeting to a later date. In the event that a quorum is present at the Meeting but sufficient votes in favor of any Proposal, including the electing of the nominees to the Board of Directors, have not been received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such adjournment and will vote those proxies required to be voted against any such Proposal against such adjournment. A shareholder vote may be taken on one or all of the Proposals prior to such adjournment if sufficient votes for the Proposal's approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

    Shares of the Fund represented at the Meeting (including shares which abstain or do not vote with respect to one or more of the Proposals) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on a Proposal has the same legal effect as a vote against the Proposal.


    Adoption by the shareholders of Proposal 2 requires the affirmative vote of at least two-thirds of the outstanding shares of the Fund. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to Proposal 2, those shares will not be considered as present and entitled to vote as to that Proposal. Accordingly, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same legal effect as a vote against Proposal 2.

OTHER BUSINESS

    While the Meeting has been called to transact any business that may properly come before it, the only matters that the Directors intend to present are those matters stated in the attached Notice of Annual Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHODS OF SOLICITATION AND EXPENSES


    The cost of preparing, assembling and mailing this proxy statement and the attached Notice of Annual Meeting of Shareholders and the accompanying proxy card will be borne by the Fund. In addition to soliciting proxies by mail, the Fund may, at its expense, have one or more of its officers, representatives or compensated third-party agents, including PMC, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of the shares held of record by such persons.


    Persons holding shares as nominees will be reimbursed by the Fund, upon request, for the reasonable expense of mailing soliciting materials to the principals of the accounts.

                          PIONEER INTEREST SHARES, INC.


May 13, 1996

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                                       19
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                                                                       EXHIBIT A

                   AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the 14th day of June, 1996, by and between Pioneer Interest Shares, Inc., a Nebraska corporation (the "Current Fund"), and Pioneer Interest Shares, a business trust duly formed under the laws of the State of Delaware (the "Successor Fund").


    This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 (a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "reorganization") of the Current Fund as the Successor Fund. The reorganization will involve the transfer of all of the assets of the Current Fund to the Successor Fund solely in exchange for (1) assumption by the Successor Fund of all liabilities of the Current Fund and (2) the issuance of shares of beneficial interest (the "Successor Shares") by the Successor Fund to the Current Fund, followed by the pro rata distribution on the Closing Date (as defined below) of the Successor Shares to the holders of the Common Stock of the Current Fund (the "Current Fund Shareholders") in exchange for their shares of Common Stock of the Current Fund in liquidation and dissolution of the Current Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth the parties hereto covenant and agree as follows.

    1. TRANSFER OF ASSETS OF THE CURRENT FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR SHARES OF THE SUCCESSOR FUND; DISSOLUTION OF THE CURRENT FUND

       1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Current Fund agrees to transfer all of the assets of the Current Fund as set forth in paragraph 1.2 and assign and transfer all of its liabilities to the Successor Fund which has been organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Current Fund. The Successor Fund has not issued any Shares or commenced operations. The Successor Fund agrees that in exchange for all of the assets of the Current Fund (1) the Successor Fund shall assume all of the liabilities of the Current Fund, whether contingent or otherwise, then existing, and further
    (2) the Successor Fund shall deliver to the Current Fund the number of full and fractional Successor Shares equal to the value of the assets of the Current Fund transferred to the Successor Fund, minus the liabilities of the Current Fund assumed by the Successor Fund (the "Net Assets"), as described in paragraph 3.1 on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

       1.2 The assets of the Current Fund to be acquired by the Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or


                                      A-1
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    records of the Current Fund and other property owned by the Current Fund and any deferred or prepaid expenses shown as assets on the books of the Current Fund on the Closing Date provided for in paragraph 3.1.

       1.3 Immediately upon delivery to the Current Fund of Successor Shares, any duly authorized officer of the Current Fund shall cause the Current Fund, as the then sole shareholder of the Successor Fund, to (i) elect as Trustees of the Successor Fund the persons who currently serve as Directors of the Current Fund; (ii) ratify the selection of the independent accountants; (iii) approve an investment advisory agreement for the Successor Fund in the form currently approved by the shareholders of the Current Fund; and (iv) adopt, on behalf of the Successor Fund, the investment objectives, investment policies and investment restrictions of the Current Fund.

       1.4 As provided in paragraph 3.4, on the Closing Date the Current Fund will distribute in liquidation the Successor Shares pro rata in proportion to the Current Fund's shares of Common Stock ("Current Fund Shares") to Current Fund Shareholders of record determined as of the close of business on the Closing Date, in exchange for the Current Fund Shares. Such distribution will be accomplished by the transfer of the Successor Shares then credited to the account of the Current Fund on the share records of the Successor Fund to open accounts on those records in the names of the Current Fund Shareholders and representing the respective pro rata number of the Successor Shares received from the Successor Fund due the Current Fund Shareholders. The Successor Fund shall not issue certificates representing Successor Shares in connection with such distribution. Fractional Successor Shares shall be rounded to the third place after the decimal point.

       1.5 As soon as practicable after the distribution of the Successor Shares as set forth in Section 1.4, the Current Fund shall be dissolved and any such further actions shall be taken in connection therewith as are required by applicable law.

       1.6 Ownership of the Successor Shares of each Successor Fund Shareholder shall be maintained separately on the books of Pioneering Services Corporation as the Successor Fund's shareholder services and transfer agent.

       1.7 Any transfer taxes payable upon issuance of Successor Shares in a name other than the registered holder of the Current Fund Shares on the books of the Current Fund as of that time shall be paid by the person to whom such Successor Shares are to be distributed as a condition of such transfer.

    2. VALUATION

       2.1 The value of the Current Fund's Net Assets to be acquired by the Successor Fund hereunder shall be the net asset value computed as of the valuation time provided in the Current Fund's prospectus on the Closing Date using the valuation procedures set forth in the Current Fund's current prospectus or statement of additional information.

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       2.2 The  value of full and  fractional  Successor  Shares to be issued in exchange for the Current Fund's Net Assets shall be equal to the value of the Net Assets of the Current Fund on the Closing Date, and the number of such Successor Shares shall equal the number of full and fractional Current Fund Shares.

       2.3 All computations of value shall be made by Pioneering Services Corporation as the Current Fund's and the Successor Fund's shareholder services and transfer agent.

    3. CLOSING AND CLOSING DATE

       3.1 The transfer of the Current Fund's assets in exchange for the assumption by the Successor Fund of the Current Fund's liabilities and the issuance of Successor Shares to the Current Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Hale and Dorr at 60 State Street, Boston, Massachusetts 02109 on July 1, 1996 ("Closing Date"), or at such other place or date on or prior to August 1, 1996 as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of any Current Fund or at such other time and/or place as the parties may agree.

       3.2 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of the Current Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Current Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

       3.3 The Current Fund shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for the Current Fund, of the Current Fund's reorganization as the Successor Fund.

       3.4 Pioneering Services Corporation as shareholder services and transfer agent for the Current Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of the Current Fund Shareholder account to an account as a holder of Successor Shares. The Successor Fund shall issue and deliver to the Current Fund a confirmation evidencing the Successor Shares to be credited on the Closing Date or provide evidence satisfactory to the Current Fund that such Successor Shares have been credited to the Current Fund's account on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

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       3.5 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Current Fund shall be presented by the Current Fund to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Current Fund to the Custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Current Fund shall be delivered to the Successor Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Successor Fund's account maintained with the Custodian with immediately available funds.

    4.  REPRESENTATIONS AND WARRANTIES

       4.1 The Current  Fund  represents  and  warrants as follows:

           4.1.A. The Current Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Nebraska and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Current Fund, to perform its obligations under this Agreement. The Current Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Current Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

           4.1.B. The Current Fund is a registered investment company classified as a management company of the closed-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

           4.1.C. The Current Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Declaration of Trust or By-laws, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Current Fund is a party or by which the Current Fund is bound;

           4.1.D. The Current Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated without liability to the Current Fund on or prior to the Closing Date;



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           4.1.E.  No  material  litigation  or  administrative   proceeding  or
       investigation of or before any court or governmental body presently is pending or threatened against the Current Fund or any of its properties or assets. The Current Fund knows of no facts that might form the basis for the institution of such proceedings and the Current Fund is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

           4.1.F. At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Current Fund required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;

           4.1.G. The Current Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;


           4.1.H. The authorized capital of the Current Fund consists of Fifty Million (50,000,000) shares of common stock. All issued and outstanding shares of common stock of the Current Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. The Current Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of common stock, nor is there outstanding any security convertible into any of its shares of common stock;


           4.1.I. The information to be furnished by the Current Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

           4.1.J. All of the issued and outstanding Current Fund Shares will at the time of the Closing be held by the persons and in the amounts as certified in accordance with the provisions of paragraph 3.4;

           4.1.K. At the Closing Date, the Current Fund will have good and marketable title to the assets to be transferred to the Successor Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended;

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           4.1.L. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Current Fund and this Agreement constitutes a
       valid  and  binding   obligation  of  the  Current  Fund  enforceable  in
       accordance with its terms, subject to the approval of the Current Fund's Shareholders; and

           4.1.M. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Current Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

       4.2 The Successor Fund represents and warrants as follows:

           4.2.A. The Successor Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement; the Successor Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability; and the Successor Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

           4.2.B. The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-laws of the Successor Fund or any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Fund is a party or by which the Successor Fund is bound;

           4.2.C. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Successor Fund or any of its properties or assets. The Successor Fund knows of no facts that might form the basis for the institution of such proceedings, and the Successor Fund is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

           4.2.D. The Successor Fund will qualify as a regulated investment company under subchapter M of the Code for the taxable year in which the Closing occurs and intends to continue to qualify as such for each taxable year;

           4.2.E. Prior to the Closing Date, there shall be no issued and outstanding Successor Shares or any other securities of the Successor Fund; Successor Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and nonassessable;



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           4.2.F. The execution,  delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Successor Fund, and this Agreement constitutes a valid and binding obligation of the Successor Fund enforceable against the Successor Fund in accordance with its terms;

           4.2.G. On the Closing Date, the Successor Fund shall have obtained approval of the listing on the Successor Shares on the New York Stock Exchange (the "Exchange") on substantially the same terms and conditions as the listing of the Current Fund Shares, as well as well as approval for the Successor Shares to commence trading on the Exchange immediately following the Closing;

           4.2.H. The information to be furnished by the Successor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

           4.2.I. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

    5. COVENANTS OF THE CURRENT FUND AND THE SUCCESSOR FUND

       5.1 The Current Fund covenants that the Successor Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

       5.2 The Current Fund covenants that it will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of Current Fund Shares.

       5.3 The Current Fund will, from time to time, as and when requested by the Successor Fund execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Successor Fund may deem necessary or desirable in order to vest in, and confirm to, the Successor Fund, title to, and possession of, all the assets of the Current Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

       5.4 The Successor Fund will, from time to time, as and when requested by the Current Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Current Fund may deem necessary or desirable in order to vest in, and confirm to, the Current Fund title to, and possession of, the Successor Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.



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       5.5 The Successor Fund shall apply for listing of the Successor Shares on the Exchange on substantially the same terms and conditions as the listing of the Current Fund Shares and shall use all reasonable efforts to obtain such listing by the Closing Date.

       5.6 The Successor Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act, the rules and regulations of the Exchange (or any successor securities exchange on which the Successor Shares may in the future be listed) and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

       5.7 Subject to the provisions of this Agreement, the Successor Fund and the Current Fund each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

       5.8 As promptly as practicable, but in any event within 60 days after the Closing Date, the Current Fund shall furnish to the Successor Fund, in such form as is reasonably satisfactory to the Successor Fund, a statement of the earnings and profits of the Current Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Fund as a result of Section 381 of the Code, and which statement will be certified by the President or Treasurer of the Current Fund.

    6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT FUND

       The obligations of the Current Fund to consummate the transactions provided for herein shall be subject to the performance by the Successor Fund of all the obligations to be performed by the Successor Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

       6.1 All representations and warranties of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

       6.2 The Successor Fund shall have delivered on the Closing Date to the Current Fund a certificate executed in the Successor Fund's name by its President or Vice President, in form and substance satisfactory to the Current Fund, dated as of the Closing Date, to the effect that the representations and warranties of the Successor Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Current Fund shall reasonably request.

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       6.3 The  Successor  Fund shall have  delivered on the Closing Date to the
    Current Fund such evidence as the Current Fund deems necessary that the Successor Shares have been approved for listing on the Exchange on substantially the same terms and conditions as the listing of the Current Fund Shares.

       Each of the foregoing conditions precedent may be waived by the Current Fund.

    7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND

       The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject to the performance by the Current Fund of all the obligations to be performed by the Current Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

       7.1 All representations and warranties of the Current Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       7.2 The Current Fund shall have delivered to the Successor Fund on the Closing Date a statement of the Current Fund's assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Current Fund as to its portfolio securities and the Current Fund's federal income tax basis and holding period for each such portfolio security as of the Closing Date; and

       7.3 The Current Fund shall have delivered to the Successor Fund on the Closing Date a certificate executed in the Current Fund's name by its President or Vice President, in form and substance satisfactory to the Successor Fund, dated as of the Closing Date, to the effect that the representations and warranties of the Current Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request.

       Each of the foregoing conditions precedent may be waived by the Successor Fund.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT FUND AND THE SUCCESSOR FUND

       The obligations of the Current Fund and the Successor Fund are each subject to the further conditions that on or before the Closing Date:

       8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Current Fund's Shareholders in accordance with applicable law;

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

       8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with, the transactions contemplated hereby;

       8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Successor Fund or the Current Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Current Fund, provided that either party hereto may for itself waive any of such conditions;

       8.4 The President or a Vice President of the Successor Fund shall have delivered a certificate to the Current Fund on the Closing Date certifying that the Successor Fund has taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act; and

       8.5 The Current Fund and the Successor Fund shall have received on or before the Closing Date an opinion of Hale and Dorr satisfactory to the Current Fund and the Successor Fund, substantially to the effect that for federal income tax purposes:

           8.5.A. The acquisition of all of the assets of the Current Fund by the Successor Fund solely in exchange for the issuance of Successor Shares to the Current Fund and the assumption by the Successor Fund of all of the liabilities of the Current Fund, followed by the distribution in liquidation by the Current Fund of such Successor Shares to the Current Fund Shareholders in exchange for their Current Fund Shares and the dissolution of the Current Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Current Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

           8.5.B.  No gain or loss will be  recognized  by the Current Fund upon
       (i) the transfer of all of its assets to the Successor Fund solely in exchange for the issuance of Successor Shares to the Current Fund and the assumption by the Successor Fund of the Current Fund's liabilities and
       (ii) the distribution by the Current Fund of the Successor Shares to the Current Fund Shareholders;

           8.5.C. No gain or loss will be recognized by the Successor Fund upon its receipt of all of the Current Fund's assets solely in exchange for the issuance of the Successor Shares to the Current Fund and the assumption by the Successor Fund of all of the liabilities of the Current Fund;

           8.5.D. The tax basis of the assets acquired by the Successor Fund from the Current Fund will be, in each instance, the same as the tax basis of those assets in the Current Fund's hands immediately before the transfer;

           8.5.E. The tax holding period of the assets of the Current Fund in the hands of the Successor Fund will include the Current Fund's tax holding period for those assets;

           8.5.F. The Current Fund's Shareholders will not recognize gain or loss upon the exchange of all of their Current Fund Shares solely for Successor Shares as part of the transaction;

           8.5.G. The tax basis of the Successor Shares received by Current Fund Shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Current Fund Shares surrendered in exchange therefor; and

           8.5.H. The tax holding period of the Successor Shares received by Current Fund Shareholders will include, for each such Shareholder, the tax holding period for the Current Fund Shares surrendered in exchange therefor, provided that such Current Fund Shares were held as capital assets on the date of the exchange.

       The Current Fund and Successor Fund each agree to make and provide representations with respect to the Current Fund and the Successor Fund which are reasonably necessary to enable Hale and Dorr to deliver an opinion substantially as set forth in this paragraph 8.5, which opinion may address such other federal income tax consequences, if any, as Hale and Dorr believes to be material to the transaction.

       Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Hale and Dorr set forth in paragraph 8.5, may be waived by that party.

    9. BROKERAGE FEES AND EXPENSES

       9.1 The Successor Fund and the Current Fund each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

       9.2 The Current Fund and the Successor Fund shall each be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated; if the transactions are consummated, such expenses of the Current Fund will be assumed by the Successor Fund as part of the transactions.

    10. ENTIRE AGREEMENT

       The Successor Fund and the Current Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11. TERMINATION

       11.1 This Agreement may be terminated by the mutual agreement of the Successor Fund and the Current Fund. In addition, either the Successor Fund or the Current Fund may at its option terminate this Agreement at or prior to the Closing Date because:

           11.1.A.  There  exists a  material  breach by the other  party of any
       representations,   warranties  or  agreements   contained  herein  to  be
       performed at or prior to the Closing Date; or

           11.1.B.   A  condition  herein  expressed  to  be  precedent  to  the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

       11.2 In the event of any such termination, there shall be no liability for damages on the part of the Successor Fund or the Current Fund, or their respective trustees, directors or officers, to the other party or its trustees, directors or officers.

    12. AMENDMENT

       This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Current Funds' Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Shares to be paid to the Current Fund Shareholders under this Agreement to the detriment of the Current Fund Shareholders without their further approval.

    13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

       13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

       13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

       13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

       13.5 All persons dealing with the Successor Fund must look solely to the property of the Successor Fund for the enforcement of any claims against the Successor Fund as neither the Trustees, officers, agents nor shareholders of the Successor Fund assume any personal liability for obligations entered into on behalf of the Successor Fund. No other series of the Successor Fund hereafter established shall be responsible for any obligations assumed by the Successor Fund on behalf of the Successor Fund under this Agreement.

    14. NOTICES

       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Current Fund or the Successor Fund, each at 60 State Street, Boston, Massachusetts 02109,
    Attention: Secretary.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                               PIONEER INTEREST SHARES, INC.

                               By:
                                   -------------------------------------------
                                   John F. Cogan, Jr.
                                   President

                               PIONEER INTEREST SHARES

                               By:
                                   -------------------------------------------
                                   David D. Tripple
                                   Executive Vice President

PROXY                                                                      PROXY

                          PIONEER INTEREST SHARES, INC.


                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            To be held June 20, 1996


     The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John
F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Shareholders of Pioneer Interest Shares, Inc. (the "Fund") to be held on Thursday, June 20, 1996 at 2:00 p.m. (Boston time) at the offices of Hale and Dorr, counsel to the Fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109 (the "Meeting"), and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:

     (1)       To elect Directors:

               The nominees for Directors are: J.F. Cogan, Jr., Dr. R.H. Egdahl, M.B.W. Graham, J.W. Kendrick, M.A. Piret, D.D. Tripple, S.K. West and J. Winthrop.

               / / FOR electing all the nominees
               (EXCEPT AS MARKED TO THE CONTRARY ABOVE)

               TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, CIRCLE THOSE NOMINEES' NAMES ABOVE.

               / / WITHHOLD authority to vote for all nominees

     (2) To approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized as a Delaware business trust:

               FOR |_|             AGAINST |_|         ABSTAIN |_|

     (3)       To ratify  the  selection  of Arthur  Andersen  LLP as the Fund's
               independent   public  accountants  for  the  fiscal  year  ending
               December 31, 1996:

               FOR |_|             AGAINST |_|         ABSTAIN |_|

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                                             DATED: ......................, 1996

                                             ...................................

                                             ...................................
                                                        Signature(s)

                                             In signing,  please  write  name(s)
                                             exactly as appearing  hereon.  When
                                             signing  as   attorney,   executor,
                                             administrator  or other  fiduciary,
                                             please  give  your  full  title  as
                                             such. Joint owners should each sign
                                             personally.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED

Pioneer Interest Shares, Inc.
60 State Street
Boston, MA 02109-1820

May 1996

Dear Shareowner,

I am writing to let you know that the annual meeting for shareowners of Pioneer Interest Shares, Inc., will be held June 20, 1996. As a shareowner in the Fund, you have the opportunity to voice your opinion on a number of important proposals.

This package contains information about the proposals, along with the proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials and cast your vote on the proxy card.

Your prompt vote will help save the Fund money. If a majority of the Fund's shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. That is a costly process.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Each of the proposals up for approval has been reviewed by Pioneer Interest Shares' Board of Directors, whose primary role is to protect your interests as a shareowner. In the Directors' opinion, the proposals are fair and reasonable. The Directors recommend that you vote FOR each proposal.

(callout in margin) THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING CONSIDERED.

PROPOSAL 1:
ELECT EIGHT DIRECTORS TO THE BOARD. The Directors supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Directors.

PROPOSAL 2:
ALLOW THE FUND TO BE REORGANIZED AS A DELAWARE BUSINESS TRUST. Currently, the Fund is registered as a Nebraska corporation. Registering as a Delaware business trust will provide the Fund with additional operating flexibility.

PROPOSAL 3:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed proxy card as quickly as possible, using the postage-paid envelope provided.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please  feel  free  to  call  Chemical  Mellon  Shareholder  Services,   LLC  at
1-800-241-6580 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,

John F. Cogan, Jr.
Chairman and President


0596-3245

PIONEER INTEREST SHARES, INC.
60 State Street
Boston, MA 02109-1820

                                                         URGENT
                                                         PLEASE VOTE YOUR SHARES
                                                         TODAY
Dear Shareowner,

Not too long ago we sent you a proxy card and materials explaining the proposals up for a vote at the June 20, 1996, shareowner meeting for Pioneer Interest Shares, Inc. WE NEED YOU TO CAST YOUR VOTE!

If you have not already completed and returned the proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals up for approval have been reviewed by Pioneer Interest Shares' Board of Directors, whose primary role is to protect your interests as a shareowner. In the Directors' opinion, the proposals are fair and reasonable. The Directors recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE  VOTE!  YOUR VOTE IS EXTREMELY  IMPORTANT,  NO MATTER HOW MANY SHARES YOU
OWN.

Please  feel  free  to  call  Chemical  Mellon  Shareholder  Services,   LLC  at
1-800-241-6580 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,


John F. Cogan, Jr.
Chairman and President

[back side of page]
HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING CONSIDERED. PROPOSAL 1:
ELECT EIGHT DIRECTORS TO THE BOARD. The Directors supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Directors.

PROPOSAL 2:
ALLOW THE FUND TO BE REORGANIZED AS A DELAWARE BUSINESS TRUST. Currently, the Fund is registered as a Nebraska corporation. Registering as a Delaware business trust will provide the Fund with additional operating flexibility.

PROPOSAL 3:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

PLEASE  VOTE!  YOUR VOTE IS EXTREMELY  IMPORTANT,  NO MATTER HOW MANY SHARES YOU
OWN.

0596-3246

PIONEER INTEREST SHARES, INC.
60 State Street
Boston, MA  02109-1820

                                                                URGENT
                                                                PLEASE VOTE YOUR
                                                                SHARES TODAY

Dear Shareowner,

TIME IS RUNNING OUT. You have not yet returned the proxy cards we sent for you to use in voting on the proposals up for consideration at Pioneer Interest Shares' June 20, 1996, shareowner meeting. WE NEED YOU TO CAST YOUR VOTE TODAY!

Voting now will help save money. If a majority of the Fund's shareowners have not voted before June 20, we must delay the meeting and begin the proposal and voting process all over again. This would be extremely costly.

If you have not already completed and returned the proxy cards included in our earlier packages, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals up for approval have been reviewed by Pioneer Interest Shares' Board of Directors, whose primary role is to protect your interests as a shareowner. In the Directors' opinion, the proposals are fair and reasonable. The Directors recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please  feel  free  to  call  Chemical  Mellon  Shareholder  Services,   LLC  at
1-800-241-6580 if you have any questions about the proposals or the process for voting your shares. Thank you for your immediate response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

                                                                       0596-3247
back page

Here is what a FOR vote means for each of the proposals being considered.

PROPOSAL 1:
ELECT EIGHT DIRECTORS TO THE BOARD. The Directors supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Directors.

PROPOSAL 2:
ALLOW THE FUND TO BE REORGANIZED AS A DELAWARE BUSINESS TRUST. Currently, the Fund is registered as a Nebraska corporation. Registering as a Delaware business trust will provide the Fund with additional operating flexibility.

PROPOSAL 3:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

PLEASE VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.